Filed pursuant to Rule 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Veritas China Fund

Supplement dated November 17, 2022 to the Prospectus and Statement of Additional Information,

each dated March 1, 2022

The following information supplements and supersedes any information to the contrary relating to AMG Veritas China Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, Xiaoyu Liu is designated as a portfolio manager of the Fund. Ezra Sun and Xiaoyu Liu serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references in the Prospectus and SAI to the portfolio managers of the Fund shall refer to Mr. Sun and Ms. Liu.

Effective immediately, the Prospectus is revised as follows:

The section under “Summary of the Funds – AMG Veritas China Fund” titled “Portfolio Management – Portfolio Manager” on page 10 is deleted and replaced with the following:

Portfolio Managers

Ezra Sun

Head of Asia of Veritas;

Portfolio Manager of the Fund since May 2021.

Xiaoyu Liu, CFA

Asian Analyst and Co-Manager for the Veritas China strategy at Veritas;

Portfolio Manager of the Fund since November 2022.

The first sentence of the second paragraph of the section titled “Additional Information About the Funds – Fund Management – AMG Veritas China Fund” on page 27 is deleted and replaced with the following:

Ezra Sun and Xiaoyu Liu, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Mr. Sun has managed the Fund since May 2021, and Ms. Liu has managed the Fund since November 2022.

The following is added to the end of the second paragraph of the section titled “Additional Information About the Funds – Fund Management – AMG Veritas China Fund” on page 27:

Xiaoyu Liu is an Asian Analyst and Co-Manager for the Veritas China strategy at Veritas. She joined Veritas in August 2022. Previously, Ms. Liu was a Fund Manager at Aviva Investors from 2014 to 2022, responsible for managing the Aviva Investors Asia Income Fund and a range of other Asia Pacific funds for their Life client, and an equity analyst at JPMorgan Asset Management from 2007 to 2014 focusing on Asian Equities.

In addition, effective immediately, the SAI is revised as follows:

The fifth sentence of the second paragraph within the section titled “Management of the Funds – Portfolio Managers of the Funds – AMG Veritas China Fund and AMG Veritas Global Focus Fund” beginning on page 63 is deleted and replaced with the following:

Ezra Sun and Xiaoyu Liu are the portfolio managers jointly and primarily responsible for the day-to-day management of AMG Veritas China Fund.

In the section under “Management of the Funds – Portfolio Managers of the Funds – AMG Veritas China Fund and AMG Veritas Global Focus Fund” titled “Other Accounts Managed by the Portfolio Managers” beginning on page 63, the following information is added for Ms. Liu, which is as of October 31, 2022:

Portfolio Manager: Xiaoyu Liu, CFA
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	1	$32.69	None	$0
Other Accounts	None	$0	None	$0

The second and third paragraphs of the section under “Management of the Funds – Portfolio Managers of the Funds – AMG Veritas China Fund and AMG Veritas Global Focus Fund” titled “Potential Material Conflicts of Interest” on page 64 are deleted and replaced with the following:

Veritas’ senior management are required to confirm that the Conflicts Log accurately and comprehensively describes the conflicts within their business. Veritas’ Management Committee will periodically review this policy and the Conflicts Log of identified conflicts to ensure that they continue to reflect the business operations.

The governance arrangements of Veritas have been established to ensure oversight of the firm’s duties in regard to conflicts of interests. Conflicts of interest management practices are reviewed by the Management Committee, who also retain a register of conflicts within the firm and how they are managed. Veritas’ Managing Partners Board receives minutes of meetings and can question the Committee about its activities.

In the section under “Management of the Funds – Portfolio Managers of the Funds – AMG Veritas China Fund and AMG Veritas Global Focus Fund” titled “Portfolio Managers’ Ownership of Fund Shares” on page 65, the following information is added for Ms. Liu, which is as of October 31, 2022:

Portfolio Managers’ Ownership of Fund Shares

AMG Veritas China Fund

Ms. Liu: $10,001 – $50,000

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